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                                                                   EXHIBIT 23.3

                          CONSENT OF FOLEY & LARDNER

  We consent to the reference to our firm as set forth at Page 54 under the caption "Legal Matters" in the Registration Statement (Form S-3) and related Prospectus of Cell Therapeutics, Inc. for the registration of 2,300,000 shares its Common Stock.

                                                    /s/ Stephen A. Bent
                                                    By:  Stephen A. Bent
                                                         Partner Foley & Lardner

Washington, D.C.

October 6, 1997